Exhibit 99.7

11/99                                                                     Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-C

Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the Trust") during the previous month. The information which is required to be prepared with respect to the December 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the November, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A)         Information Regarding Distributions to the
           Class A Certificateholders, per $1,000
           original certificate principal amount.

           (1) The total amount of the distribution to
           Class A Certificateholders, per $1,000
           original certificate principal amount                   $       4.6395833

           (2) The amount of the distribution set
           forth in paragraph 1 above in respect of
           interest on the Class A Certificates, per
           $1,000 original certificate principal
           amount                                                  $       4.6395833

           (3) The amount of the distribution set
           forth in paragraph 1 above in respect of
           principal of the Class A Certificates, per
           $1,000 original certificate principal
           amount                                                  $       0.0000000

11/99                                                                     Page 2


B)         Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1) The amount of Class A Investor Charge
           Offs                                                    $       0.0000000

           (2) The amount of Class A Investor Charge
           Offs set forth in paragraph 1 above, per
           $1,000 original certificate principal
           amount                                                  $       0.0000000

           (3) The total amount reimbursed in
           respect of Class A Investor Charge
           Offs                                                    $       0.0000000

           (4) The amount set forth in paragraph 3
           above, per $1,000 original
           certificate principal amount                            $       0.0000000

           (5) The amount, if any, by which the
           outstanding principal balance of the
           Class A Certificates exceeds the Class
           A Invested Amount after giving effect
           to all transactions on such
           Distribution Date                                       $       0.0000000

C)         Information Regarding Distributions to the
           Class B Certificateholders, per $1,000
           original certificate principal amount.

           (1) The total amount of the distribution to
           Class B Certificatedholders, per $1,000
           original certificate principal amount                   $       4.8354169

           (2) The amount of the distribution set
           forth in paragraph 1 above in respect of
           interest on the Class B Certificates, per
           $1,000 original cerificate principal amount             $       4.8354169

           (3) The amount of the distribution set
           forth in paragraph 1 above in respect of
           principal on the Class B Certificates, per
           $1,000 original cerificate principal amount             $       0.0000000

11/99                                                                     Page 3


D)         Class B Investor Charge Offs and
           Reimbursement of Charge Offs

           (1) The amount of Class B Investor Charge
           Offs                                                    $       0.0000000

           (2) The amount of Class B Investor Charge
           Offs set forth in paragraph 1 above, per
           $1,000 original certificate principal
           amount                                                  $       0.0000000

           (3) The total amount reimbursed in respect
           of Class B Investor Charge Offs                         $       0.0000000

           (4) The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount                                        $       0.0000000

           (5) The amount, if any, by which the
           outstanding principal balance of the Class
           B Certificates exceeds the Class B Invested
           Amount after giving effect to all
           transactions on such Distribution Date                  $       0.0000000


                                            First USA Bank, NA,
                                            as Servicer


                                            By /s/ Tracie H. Klein
                                               --------------------------------
                                                     Tracie H. Klein
                                                     First Vice President